Exhibit 10.12B

                             AMENDMENT NUMBER TWO TO
                           LOAN AND SECURITY AGREEMENT


THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of August ___, 2000, among the lenders identified on the signature pages hereof (individually and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, "Agent"; together with the Lenders, individually and collectively, the "Lender Group"), THE 3DO COMPANY, a California corporation ("Borrower"), and THE 3DO COMPANY, a Delaware corporation ("Parent"), and 3DO EUROPE, LTD., a company incorporated under the laws of England ("UK Sub"; together with Borrower and Parent, individually and collectively, jointly and severally, "Obligors"), with reference to the following facts:

WHEREAS, the Lender Group and Obligors are parties to that certain Loan and Security Agreement, dated as of April 6, 2000 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of June 9, 2000, and as otherwise amended, restated, or modified from time to time, the "Agreement");

WHEREAS, Obligors has requested that the Lender Group amend the Agreement to, among other things, permit Borrower to incur Indebtedness to Mr. Trip Hawkins in an aggregate principal amount of up to $20,000,000; and

WHEREAS, the Lender Group is willing to so amend the Agreement in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, the Lender Group and Obligors hereby agree as follows:

   Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the
                         Agreement, as amended hereby.
                          Amendments to the Agreement.

Section 1.1 of the Loan Agreement hereby is amended by adding the following definitions thereto or amending and restating the following definitions in their entirety, as applicable:

                           "Hawkins"  means  Mr.  Trip  Hawkins,  an  individual
                  residing in California.

                           "Hawkins Subordination  Agreement" means that certain
                  Subordination Agreement, dated as of August ___, 2000, among Obligors, Agent, and Hawkins.

                           "Hawkins   Subordinated   Note"  means  that  certain
                  [Convertible Promissory Note] dated August ___, 2000, issued by Parent to Hawkins.

                           "Second   Amendment"  means  that  certain  Amendment
                  Number Two to Loan and Security Agreement, dated as of August ___, 2000, among Lenders, Agent and Obligors.

                           "Second  Amendment  Effective Date" means the date on
                  which all of the conditions to the effectiveness of the Second Amendment set forth in Section 5 thereof have been fulfilled to the satisfaction of Agent.

Section 7.1(f) of the Loan Agreement hereby is amended by (i) deleting the final "and" in clause (iii) of such section, (ii) deleting the final ";" in clause
(iv) of such section and inserting ", and" in lieu thereof, and (iii) adding the following to such section as a new clause (v):

                           (v) during the period from the Second Amendment Effective Date to November 15, 2000, by Parent to Hawkins in an aggregate amount not to exceed $20,000,000 plus accrued interest thereon, to the extent that such Indebtedness is subject to the Hawkins Subordination Agreement;

Section 8 of the Loan Agreement hereby is amended by (i) deleting the final "or" in Section 8.11, (ii) deleting the final "." in Section 8.12 and inserting ";" in lieu thereof, (iii) deleting the final "." in Section 8.13 and inserting "; or" in lieu thereof, and (iv) inserting the following at the end of such section as a new Section 8.14:

                           8.14  If,  on  or  before   November  15,  2000,  the
                  Indebtedness of Parent under the Hawkins Subordinated Note shall have not been converted into common Stock of

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                  Parent in  accordance  with the terms  thereof.Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Group that:

the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

Reaffirmation of Guaranties. Parent hereby confirms and agrees that the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. UK Sub hereby confirms and agrees that the UK Sub Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Conditions Precedent to Amendment. The satisfaction of each of the following, on or before August ___, 2000, shall constitute conditions precedent to the effectiveness of this Amendment:

Agent shall have received the following documents, duly executed, and each such document shall be in full force and effect:

                               this Amendment, and
                      the Hawkins Subordination Agreement.

Agent shall have received a copy of the executed Subordinated Note, together with all other instruments, documents, and agreements executed or entered into in connection therewith, in each case, certified by an officer of Parent as being true, correct, and complete, and the same shall be in form and substance satisfactory to Agent.

The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or the Lender Group;

Agent shall have received, for the ratable benefit of Lenders, an amendment fee of $5,000, which fee shall be fully earned and non-refundable when paid, and which Fee Borrower hereby directs and authorizes Agent to charge to Borrower's Loan Account immediately upon execution of this Amendment; and

All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

                                 Miscellaneous.

Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

This Amendment shall be governed by and construed in accordance with the laws of the State of California.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first written above.

                           THE 3DO COMPANY,
                           a California corporation


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                           THE 3DO COMPANY,
                           a Delaware corporation


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                           3DO EUROPE, LTD., ,
                           a company incorporated under the laws of England


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation, as Agent and a Lender


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

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